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                                                                    Exhibit 20.1


                         Chase Manhattan Bank USA, N.A.
                              Noteholders Statement

                      Chase Credit Card Owner Trust 2000-1


Section 7.3 Indenture                 Distribution Date:               4/17/2000
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(I)    Amount of the distribution allocable to principal of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

       Amount of the distribution allocable to the principal on the
         Notes per $1,000 of the initial principal balance of the Notes
            Class A Principal Payment                                       0.00
            Class B Principal Payment                                       0.00
            Class C Principal Payment                                       0.00
                      Total

(ii)   Amount of the distribution allocable to the interest on the
         Notes
            Class A Note Interest Requirement                       5,893,489.58
            Class B Note Interest Requirement                         505,499.13
            Class C Note Interest Requirement                         688,944.09
                      Total                                         7,087,932.80

       Amount of the distribution allocable to the interest on the
         Notes per $1,000 of the initial principal balance of the
         Notes
            Class A Note Interest Requirement                            7.85799
            Class B Note Interest Requirement                            8.08799
            Class C Note Interest Requirement                            8.57354

(iii)  Aggregate Outstanding Principal Balance of the Notes
            Class A Note Principal Balance                           750,000,000
            Class B Note Principal Balance                            62,500,000
            Class C Note Principal Balance                            80,357,000

(iv)   Amount on deposit in Owner Trust Spread Account              8,928,570.00

(v)    Required Owner Trust Spread Account Amount                   8,928,570.00

                                    By:
                                       -------------------------
                                       Name:  Patricia M. Garvey
                                       Title: Vice President

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